EXHIBIT 10.18.1

Execution Copy

FIRST AMENDMENT TO THE
MANAGEMENT AGREEMENT

     FIRST AMENDMENT, dated as of April 15, 2003 (the “Amendment”), to the Management Agreement dated as of May 17, 2002 (the “Management Agreement”), by and among Lightyear Capital, LLC, a Delaware limited liability company (the “Consultant”), CFSL Holdings Corp., a Delaware corporation (“Holdings”), CFSL Acquisition Corp., a Delaware corporation (“Acquisition”) and Collegiate Funding Services, L.L.C., a Virginia limited liability company (“CFS LLC”).

W I T N E S S E T H:

     WHEREAS, the Consultant, Holdings, Acquisition and CFS LLC are parties to the Management Agreement;

     WHEREAS, each of the parties to the Management Agreement desires to amend the Management Agreement, as more fully described herein.

     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to such terms in the Management Agreement.

     2. Amendment to Section 4.2 . Section 4.2 of the Management Agreement is hereby amended by deleting the amount $1.0 million contained therein and inserting in lieu thereof the amount $1.25 million.

     3. Continuing Effect of the Management Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Management Agreement not expressly referred to herein. Except as expressly amended hereby, the provisions of the Management Agreement are and shall remain in full force and effect.

     4. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     5. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

LIGHTYEAR CAPITAL LLC
By:	/s/ Bruce J. Rubin
Name: Bruce J. Rubin Title: Managing Director and Chief Administrative Officer

CFSL HOLDINGS CORP.
By:	/s/ J. Barry Morrow
Name: J. Barry Morrow Title: Chief Executive Officer

COLLEGIATE FUNDING SERVICES, L.L.C.
By:	/s/ J. Barry Morrow
Name: J. Barry Morrow Title: President

CFSL ACQUISITION CORP.
By:	/s/ J. Barry Morrow
Name: J. Barry Morrow Title: Chief Executive Officer

Execution Copy

SECOND AMENDMENT TO THE
MANAGEMENT AGREEMENT

     SECOND AMENDMENT, dated as of June 18, 2004 (the “Amendment”), to the Management Agreement dated as of May 17, 2002, as amended on April 15, 2003 (the “Management Agreement”), by and among Lightyear Capital, LLC, a Delaware limited liability company (the “Consultant”), Collegiate Funding Services, Inc. (formerly known as CFSL Holdings Corp.), a Delaware corporation (“Holdings”), CFSL Acquisition Corp., a Delaware corporation (“Acquisition”) and Collegiate Funding Services, L.L.C., a Virginia limited liability company (“CFS LLC”).

W I T N E S S E T H:

     WHEREAS, the Consultant, Holdings, Acquisition and CFS LLC are parties to the Management Agreement;

     WHEREAS, Holdings, Acquisition and CFS LLC are parties to a Credit Agreement dated as of October 30, 2003 with the lenders party thereto and JPMorgan Chase Bank, as Administrative Agent (the “Credit Agreement”);

     WHEREAS, each of the parties to the Management Agreement desires to amend the Management Agreement, as more fully described herein.

     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

     1.  Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to such terms in the Management Agreement.

     2.  Amendment to Section 2 . Section 2 of the Management Agreement is hereby amended by inserting the following new paragraph at the end thereof:

     “Notwithstanding the foregoing, the Board of Directors of Holdings acting by majority may terminate this Agreement at any time. In the event of a termination of this Agreement pursuant to the immediately preceding sentence, CFS shall pay the Consultant (or its designated affiliate) (i) all unpaid Management Fees (pursuant to Section 4.2 below) and expenses (pursuant to Section 4.3 below) due with respect to periods prior to the date of termination plus (ii) the net present value (using a discount rate equal to the then existing London Interbank Offered Rate plus 300 basis points) of the Management Fees that would have been payable with respect to the period from the date of termination until the later of May 17, 2012 and the date to which the Term shall have been extended, if any, pursuant to the last sentence of the immediately preceding paragraph.”

     3.  Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the effectiveness of an amendment or waiver to the Credit Agreement that permits the transactions contemplated by this Amendment and the effectiveness hereof.

     4.  Continuing Effect of the Management Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Management Agreement not expressly referred to herein. Except as expressly amended hereby, the provisions of the Management Agreement are and shall remain in full force and effect.

     5.  Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     6.  Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

     7.  GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

LIGHTYEAR CAPITAL LLC
By:	/s/ Bruce J. Rubin
Name: Bruce J. Rubin Title: Managing Director and Chief Administrative Officer

COLLEGIATE FUNDING SERVICES, INC (f/k/a CFSL HOLDINGS CORP.)
By:	/s/ J. Barry Morrow
Name: J. Barry Morrow Title: Chief Executive Officer

COLLEGIATE FUNDING SERVICES, L.L.C.
By:	/s/ J. Barry Morrow
Name: J. Barry Morrow Title: President

CFSL ACQUISITION CORP.
By:	/s/ J. Barry Morrow
Name: J. Barry Morrow Title: Chief Executive Officer